SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[x]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


      (Name of Registrant as Specified In Its Charter)
        Advisor Series I

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
             Arthur S. Loring, Secretary


Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

FIDELITY ADVISOR EQUITY GROWTH FUND, FIDELITY ADVISOR MID CAP FUND, FIDELITY ADVISOR LARGE CAP FUND, FIDELITY ADVISOR TECHNOQUANT GROWTH FUND, FIDELITY ADVISOR GROWTH & INCOME FUND
Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ______ (FIVE OPTIONS HERE: Fidelity Advisor Equity Growth Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Technoquant Growth Fund, Fidelity Advisor Growth & Income Fund). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT. I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO. THE SHAREHOLDER MEETING SCHEDULED FOR JULY 16, 1997 HAD TO BE ADJOURNED BECAUSE FIDELITY DID NOT RECEIVE ENOUGH VOTES TO REACH QUORUM ON ALL PROPOSALS. THE SHAREHOLDER MEETING HAS BEEN RESCHEDULED FOR AUGUST 4TH AT 3:00 P.M. FIDELITY IS ASKING FOR YOUR HELP TO ACHIEVE QUORUM FOR THE RESCHEDULED MEETING.
HAVE YOU RECEIVED THE ______ (FIVE OPTIONS HERE: Fidelity Advisor Equity Growth Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Technoquant Growth Fund, Fidelity Advisor Growth & Income Fund) PROXY MATERIAL? THE PACKAGE WAS DATED LATE MAY. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the re-scheduled shareholder meeting on August 4, 1997. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/ her time. (End phone call.)
I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE RE-SCHEDULED SHAREHOLDER MEETING FOR AUGUST 4TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE RE- SCHEDULED
MEETING:
If YES: DO YOU HAVE ANY QUESTIONS?
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.
If YES: Conference in Fidelity at 1-800-522-7297, introduce the customer, and transfer the call. (End call.)
 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (FIVE OPTIONS HERE:
Fidelity Advisor Equity Growth Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Technoquant Growth Fund, Fidelity Advisor Growth & Income Fund) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)
If NO: Politely refer them to Fidelity at 1-800-522-7297. Thank the shareholder for his/ her time. (End phone call.)
If shareholder sounds hostile:
 Thank the shareholder for his/her time. (End phone call.)
 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO
 CALL THEM AT ANOTHER TIME.  THE PHONE NUMBER IS 1-800-522-7297.
 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
 If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommends a vote in favor of the proposals.

 Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

 TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE THE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 WOULD YOU LIKE TO VOTE BY TELEPHONE?
  If NO: Politely refer him/her to Fidelity at 1-800- 522-7297. (end call) If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and  the last 4 digits of his/her social security
number.   Record the shareholder's vote on the proposal(s).
  COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 NOW I WILL READ YOU THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN.":
ADVISOR I
FIDELITY ADVISOR EQUITY GROWTH FUND, FIDELITY ADVISOR MID CAP FUND, FIDELITY ADVISOR LARGE CAP FUND, FIDELITY ADVISOR TECHNOQUANT GROWTH FUND, FIDELITY ADVISOR GROWTH & INCOME FUND
    Please see the following grid for the applicable proposals FOR each fund and share class.

      FIDELITY ADVISOR   FIDELITY ADVISOR   FIDELITY ADVISOR   FIDELITY ADVISOR     FIDELITY ADVISOR
      EQUITY GROWTH      MID CAP            LARGE CAP          TECHNOQUANT GROWTH   GROWTH &
      FUND               FUND               FUND               FUND                 INCOME
                                                                                    FUND

      Class              Class              Class              Class                Class



                                     A   B   T   I   A   B   T   I   A   B   T   I   A   B   T   I   A   B   T   I

(1) To elect a Board of Trustees     x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x

(2) To ratify the selection of       x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x
Coopers & Lybrand L.L.P. and
Price Waterhouse L.L.P. as
independent accountants of the
trust

(3) To amend the Declaration of      x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x
Trust to provide dollar-based
voting rights for shareholders of
the trust

(4) To amend the Declaration of      x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x
Trust regarding shareholder
notification of appointment of
Trustees



      FIDELITY ADVISOR   FIDELITY ADVISOR   FIDELITY ADVISOR   FIDELITY ADVISOR     FIDELITY ADVISOR
      EQUITY GROWTH      MID CAP            LARGE CAP          TECHNOQUANT GROWTH   GROWTH &
      FUND               FUND               FUND               FUND                 INCOME
                                                                                    FUND

      Class              Class              Class              Class                Class



            A   B   T   I   A   B   T   I   A   B   T   I   A   B   T   I   A   B   T   I

(5) To amend the Declaration of
            x     x     x   x     x     x     x     x     x     x     x     x     x     x     x     x     x     x     x     x
Trust to provide each fund with
the ability to invest all of its
assets in another open-end
investment company with
substantially the same investment
objective and policies

(6) To amend the Bylaws of the
            x     x     x   x     x     x     x     x     x     x     x     x     x     x     x     x     x     x     x     x
trust to require only Trustee
approval of changes to the
Bylaws

(7) To adopt a new fundamental
            x     x     x   x
investment policy for Equity
Growth Fund to permit the fund
to invest all of its assets in
another open-end investment
company with substantially the
same investment objective and
policies

(8) To approve an amended
            x     x     x   x
Management Contract for Equity
Growth Fund

(9) To approve an amended
            x     x     x   x
Sub-Advisory Agreement
between Equity Growth Fund and
FMR Far East

(10) To approve an amended
            x     x     x   x
Sub-Advisory Agreement
between Equity Growth Fund and
FMR U.K.

(11) To amend the Class T
                        x
Distribution and Service Plan for
Equity Growth Fund

(12) To amend the fundamental
            x     x     x   x
investment limitation on
diversification for Equity Growth
Fund to permit increased
investment in the securities of
any single issuer

(13) To amend the fundamental
            x     x     x   x     x     x     x     x     x     x     x     x
investment limitation concerning
diversification for Equity Growth
Fund, Mid Cap Fund and Large
Cap Fund to exclude investments
in other investment companies
from the limitation



      FIDELITY ADVISOR   FIDELITY ADVISOR   FIDELITY ADVISOR   FIDELITY ADVISOR     FIDELITY ADVISOR
      EQUITY GROWTH      MID CAP            LARGE CAP          TECHNOQUANT GROWTH   GROWTH &
      FUND               FUND               FUND               FUND                 INCOME
                                                                                    FUND

      Class              Class              Class              Class                Class



      A   B   T   I   A   B   T   I   A   B   T   I   A   B   T   I   A   B   T   I

(14) To replace Equity Growth
      x   x   x   x
Fund's fundamental name test
policy with a non-fundamental
policy based on total assets

(15) To eliminate Equity Growth
      x   x   x   x
Fund's fundamental investment
policy relating to permissible
repurchase agreement
counterparties.

(16) To amend Equity Growth
      x   x   x   x
Fund's fundamental investment
limitation concerning real-estate

(17) To adopt a fundamental
     x   x   x   x
investment limitation concerning
the issuance of senior securities
for Equity Growth Fund

(18) To eliminate Equity Growth
     x   x   x   x
Fund's fundamental investment
limitation concerning short sales
of securities and replace it with a
similar non-fundamental
investment limitation

(19) To eliminate Equity Growth
     x   x   x   x
Fund's fundamental investment
limitation concerning margin
purchases and replace it with a
similar non-fundamental
investment limitation

(20) To amend Equity Growth
     x   x   x   x
Fund's fundamental investment
limitation concerning borrowing

(21) To amend Equity Growth
     x   x   x   x
Fund's fundamental investment
limitation concerning lending

(22) To eliminate Equity Growth
     x   x   x   x
Fund's fundamental investment
limitation concerning investments
in other investment companies

(23) To eliminate Equity Growth
     x   x   x   x
Fund's fundamental investment
limitation concerning investments
in securities of newly-formed
issuers

(24) To eliminate Equity Growth
     x   x   x   x
Fund's fundamental investment
limitation concerning investing in
oil, gas, and mineral exploration
programs.


FIDELITY ADVISOR EQUITY GROWTH FUND, FIDELITY ADVISOR MID CAP FUND, FIDELITY ADVISOR LARGE CAP FUND, FIDELITY ADVISOR TECHNOQUANT GROWTH FUND, FIDELITY ADVISOR GROWTH & INCOME FUND
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent Advisor I Advisor II
Proxy Card Only ________ ____________ ___________
Full Proxy Kit  __________ ____________ ___________
Comments
Notable Shareholder Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________